UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2004

j2 Global Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25965	51–0371142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6922 Hollywood Blvd.

Suite 500

Los Angeles, California 90028

(Address of principal executive offices)

(323) 860–9200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 8, 2004 at approximately 10:20 a.m. Eastern Time, the Company’s Chief Financial Officer, R. Scott Turicchi, will speak at the Kaufman Bros. Seventh Annual Communications, Media and Technology Conference in New York City. As part of this presentation, the Company is affirming its financial guidance for the third quarter of 2004 and the full 2004 fiscal year, which it previously issued during its July 19, 2004 second quarter 2004 earnings conference call.

Attached as Exhibit 99.1 are PowerPoint slides that Mr. Turicchi will present at the Conference. A live Webcast of the presentation, including the slides, will be available at www.wsw.com/webcast/kbro5/ or through j2 Global’s Website at www.j2global.com. Pursuant to Regulation FD, j2 Global hereby furnishes these presentation materials as Exhibit 99.1 to this report.

Note: The information in this report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	PowerPoint Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: September 8, 2004	By:	/s/ JEFFREY D. ADELMAN
Jeffrey D. Adelman
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	PowerPoint Presentation.